SUPPLEMENT DATED MAY 18, 2020 TO THE

PROSPECTUS DATED MAY 1, 2020, for

New York Life Insurance and Annuity Corporation (“NYLIAC”)

Flexible Premium Variable Universal Life Insurance Policies

INVESTING IN

NYLIAC Variable Universal Life Separate Account - I

This supplement amends the most recent prospectus you received, as amended, (the “Prospectus”) for the variable universal life policy offered through the separate account referenced above (the “Policy”). You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your Policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your Policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

The purpose of this supplement is to amend the section on “Directors and Principal Officers of NYLIAC.” With that purpose in mind, please note the following change to the section:

The entries for Thomas F. English, Barbara J. McInerney and Colleen A. Meade should be preceded by the following header:

Principal Officers	Positions During Last Five Years:

The entry for Barbara J. McInerney is deleted in its entirety and replaced with the following:

Principal Officers:	Positions During Last Five Years:
Sara L. Badler	Senior Vice President and Chief Compliance Officer, January 2020 to date; Senior Vice President and Head of Investments Compliance, December 2015 to December 2019; and in roles of increasing responsibility within the Office of the General Counsel including Vice President and Associate General Counsel and Chief Investment Counsel, November 2004 to December 2015.
Eric Feldstein	Executive Vice President and Chief Financial Officer, October 2019 to date; Chief Financial Officer, Health Care Service Corporation, June 2016 to October 2019; Executive Vice Present, American Express Company, November 2010 to June 2016.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010